Exhibit 99.2

Provident New York Bancorp STERLING BANCORP STERLING NATIONAL BANK Creating a Premier New York Banking Franchise April 4, 2013

Forward Looking Statements The information presented herein contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving Provident New York Bancorp and Sterling Bancorp's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," 'Would," "should," "could" or "may", or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Provident and Sterling, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in Provident's and Sterling's reports filed with the Securities and Exchange Commission, the following factors among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Provident and Sterling shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the Provident and Sterling businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; changes in Provident's stock price before closing, including as a result of the financial performance of Sterling prior to closing; the reaction to the transaction of the companies' customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 1

Transaction Highlights Strategic Rationale Creates a high-performing bank focused on the small-to-middle market business segment Top 10 market position among in-market regional banks Compatible culture — strategic focus, target markets and client service Diversifies loan portfolio and enhances loan origination capabilities Leverages commercial product expertise and relationship-based team distribution strategy Significant cross-sell opportunities Superior deposit mix and funding cost Increases and diversifies fee-based revenue Strong liquidity profile and capital levels Financial Impact Significant potential increase in profitability and value creation opportunity for shareholders Estimated pro forma efficiency ratio <55%(1) 2014E EPS accretion of 20% 2015E EPS accretion of 31% >20% IRR (1) Based on estimated fully phased-in cost savings. 2

Transaction Overview Consideration Pro Forma Ownership Accounting Acquirer Bank Merger Name and Executive Offices Management Composition Board Composition Required Approvals Targeted Closing Fixed exchange ratio of 1.2625 Provident shares for each Sterling share 100% stock 53% Provident / 47% Sterling Provident New York Bancorp Sterling National Bank to merge into Provident Bank Provident Bank to convert to a national bank charter Holding company and bank to reflect Sterling brand Executive offices in New York City and Rockland County Provident CEO Jack Kopnisky to be CEO and President; other positions combined from senior management of both organizations Sterling Chairman & CEO Louis J. Cappelli to be Chairman of the Board 7 Provident Directors / 6 Sterling Directors Approval of Provident and Sterling shareholders Customary regulatory approvals Q4 2013 (calendar) 3

Combined Franchise

($ in millions)		Provident	Sterling	Pro forma Most Recent Quarter
Balance sheet	Assets	$3,790	$2,751	$6,540
	Deposits	2,904	2,268	5,172
	Gross loans including held for sale	2,199	1,771	3,970
Franchise	Number of branches	33	13	46
	Deposits / branch	$88	$174	$112
Balance sheet ratios	Core deposits / total deposits (1)(2)	87.5%	71.7%	80.6%
	Commercial & industrial loans as a % of total loans (1)	17.1	44.0	29.1
	Commercial real estate loans as a % of total loans (1)(3)	51.7	13.7	34.8
	Net charge-offs / average loans (4)	0.58	0.52	0.55
	Reserves / gross loans	1.28	1.26	1.27
	Tangible common equity / tangible assets (Holding Company)	8.94	7.50	8.12
	Tier 1 leverage (Bank)	8.23	8.93	9.00 (5)
Operating ratios (4)	Yield on earning assets	3.98%	4.43%	4.17%
	Cost of deposits	0.28	0.29	0.29
	Net interest margin	3.37	4.05	3.66
	Fee income ratio	18.4	29.3	24.0
	Efficiency ratio	63.0	71.1	53.0 (6)
	Return on average assets	0.74	0.77	1.11 (6)
	Return on average tangible common equity	8.9	9.9	13.0 (6)

Source: SNL Financial, FactSet and Company filings.
Note: GAAP financial data as of 12/31/12 except where noted. Pro forma column represents 12/31/12 pro forma annualized financial data, before purchase accounting adjustments.
(1) Regulatory financial data.
(2) Core deposits calculated as total deposits less time deposits.
(3) Includes multifamily loans.
(4) Most recent quarter data annualized.
(5) Pro forma at close of transaction; includes assumed $80 million debt capital raise.
(6) Includes the impact of fully phased-in cost savings.

4

Broad Array of Client Solutions Combined Lines of Business Lending Fee-Based Commercial Lending ABL / Accounts Receivable Mgmt Payroll Finance Commercial & Residential Real Estate Lending Equipment Finance Warehouse Lending Depository & Cash Management Payroll Finance Mortgage Banking Wealth Management Factoring & Trade Finance Title Insurance Total Revenue ($ in millions) $300 $257 $250 $200 $150 $133 $124 $100 $50 $0 PBNY STL Diversified Revenue Streams Non-interest Income Composition interest Income 24% (1) Net Interest Income 76% Life Insurance Policies Trade Finance Deposit Service Charges Mortgage Banking AR Mgmt and Factoring Commissions Customer Fees and Other Income 12% 5% 27% 22% 31% 3% 5

Pro Forma Deposit and Loan Composition Diversified Loan Portfolio Positioned for Growth Provident Sterling Pro Forma Combined Construction Leases Leases 1-4 family Construction Other loans 6% 4% 9% 12% 3% 9% 1-4 family 1-4 family 19% C&I 25% Other loans Multifamily Consumer 17% 20% 3% CRE 1% 10% Construction 1% Multifamily 9% Consumer Multifamily 1% 13% C&I 29% CRE CRE C&I 26% 39% 44% Total: $2.2bn Total: $1.8bn Pro forma: $4.0bn Yield: 5.01% Yield: 5.22% Yield: 5.10% Strong Core Deposit Funding Time Non-interest Deposits bearing Time 12% demand Time Deposits Non-interest 24% Deposits 19% bearing 28% Non-interst demand bearing 31% NOW demand 16% 41% NOW 13% NOW Savings & 9% MMDA 48% Savings & MMDA Savings & MMDA 22% 37% Total: $2.9bn Total: $2.3bn Pro forma: $5.2bn Cost: 0.28% Cost: 0.29% Cost: 0.29% Source: SNL Financial. Note: Based on regulatory financial data as of 12/31/12. Pro forma yield and cost data calculated as a weighted average. 6

Increased Revenue Generation Opportunities Increased scale – serve larger, diversified client base - Expand small to middle market target segment Significant cross-sell opportunities - ABL, factoring and other business-oriented lines - Commercial real estate - Wealth management Expand mortgage banking business across combined footprint - Increased origination volume - Warehouse lending - Title insurance Increased market visibility Note: Potential revenue enhancements have been excluded from transaction impact analysis. 7

Strategic Extension of Deposit Footprint

- Significant increase in scale – top 10 combined ranking by total deposits among regional banks within the combined entity's footprint



Provident New York Bancorp
Sterling Bancorp
NY
NJ

($ in millions)

Rank	Bank	Branches	Pro forma deposits	Market share
1	M&T Bank	180	$27,740	2.4%
2	New York Community Bancorp	49	19,245	1.7
3	Signature Bank	28	12,955	1.1
4	Astoria Financial	85	10,929	1.0
5	Valley National	215	10,857	1.0
6	Apple Financial (1)	80	10,602	0.9
7	Investors Bancorp	103	8,818	0.8
8	Emigrant (1)	6	5,934	0.5
9	Provident Financial Services	79	5,178	0.5
10	Provident / Sterling pro forma	46	5,172	0.5
11	First Republic Bank	6	3,986	0.4
12	Ridgewood Savings Bank	37	3,966	0.3
13	SNBNY Holdings	1	3,628	0.3
14	Flushing Financial	20	3,154	0.3
15	Popular	40	2,962	0.3
16	Provident New York Bancorp (2)	33	2,904	0.3
17	Lakeland Bancorp	52	2,573	0.2
18	People's United	96	2,515	0.2
19	Columbia Bank	36	2,476	0.2
20	Dime Community Bancshares	26	2,467	0.2
21	Hudson Valley	30	2,374	0.2
22	Workers United	21	2,281	0.2
23	Sterling Bancorp (2)	13	2,268	0.2

Source: SNL Financial, FDIC Summary of Deposits as of 6/30/12.

Note: Footprint is defined as MSAs where Sterling or Provident have a branch presence; includes New York, Poughkeepsie and Kingston, NY MSAs.

(1) Data shown pro forma per the deposit acquisition/divestiture transaction announced in July 2012.

(2) GAAP data as of 12/31/12 for Sterling and Provident. All other deposit data is as of 6/30/12 from the FDIC Summary of Deposits.

8

Attractive Small-to-Middle Market Business Footprint Significant opportunity to build combined small-to-middle market and consumer client bases in New York metro area All businesses by county Very High (64,617 – 165,288) 36,687 – 52,093 21,628 – 34,661 9,586 – 16,807 Very Low (325 – 8,045) Provident New York Bancorp Sterling Bancorp  Source: Oxxford Information Technology 9

10 Compelling Cost Savings Opportunity Approximately $34 million in expected cost savings 18% of combined expense base Potential consolidation of 5 - 7 locations Cost Savings Details Estimated Cost Savings Approximate Amount (millions) Compensation and Benefits Pension and Post Retirement Benefits Occupancy and Equipment Technology and Communications Professional Fees Marketing Other Total Estimated Cost Savings $19.7 4.5 5.0 1.0 2.0 1.0 1.0 $34.2

11 Consideration Earnings Estimates Cost Savings Phase-in Period Merger Related Expenses Loan Mark Revenue Enhancements Core Deposit Intangible Anticipated Dividend Fixed exchange ratio of 1.2625 Provident shares for each Sterling share 100% stock Provident: 2014E - $0.70; 2015E - $0.74 (based on calendar year) (1) Sterling: 2014E - $0.79; 2015E - $0.84(2) Approximately $34 million (pre-tax) Represents 18% of combined operating expenses 75% 2014E 100% 2015E Approximately $33 million (pre-tax) Net loan mark of $19 million $33 million credit (2% of Sterling's loan portfolio) None assumed 1.25% of Sterling core deposits (excludes all time deposits) Amortized on SYD basis over 10 year period Anticipated quarterly dividend per share of $0.07, subject to Board approval Note: Earnings estimates based on IBES mean consensus estimates as of April 2, 2013. (1) Provident estimates shown on a calendar year basis; 2015 estimated assumes long-term growth rate of 5% per IBES consensus. (2) Sterling 2015 estimated assumes long-term growth rate of 6.5% per IBES consensus.

12 Pro Forma Financial Impact Transaction Accretion and Returns 2014E EPS Accretion 2015E EPS Accretion IRR Tangible Book Value Earn-back Period Tangible Book Value Dilution (at close) 20% 31% >20% 2.8 years (1) 15.6% Expected Capital Position TCE / TA (holding company): Tier 1 Leverage Ratio (bank): Tier 1 Risk-based Ratio (bank): Total Risk-based Capital Ratio (bank): Provident Sterling Pro Forma (2) 8.94% 8.23% 12.28% 13.45% 7.50% 8.93% 11.27% 12.37% 8.08% 9.00% 12.44% 12.98% (1) Number of years to earn-back $1.20 tangible book value per share dilution at close using estimated incremental earnings (defined as Sterling earnings, cost savings and purchase accounting adjustments). (2) Pro forma capitalization data estimated as of December 31, 2013. Assumes Provident completes an $80 million debt capital raise prior to transaction close and approximately $75 million of net proceeds are contributed to the Bank.

13 Due Diligence Summary Extensive Loan Portfolio Review Estimated credit mark of $33 million or ~2.0% of Sterling's loan portfolio Comprehensive two-way credit due diligence process Detailed review of credit approval documents, underwriting methodology, policies and portfolio management processes Provident reviewed approximately 70% of Sterling's portfolio Sterling reviewed loans of all types and sizes with a focus on larger loans, group concentrations, and indicated performance history including 53% of all loans over $1 million Other Estimated Fair Value Adjustments Investment securities mark-up of $17 million Interest rate mark-up on loans of $14 million Core deposit intangible of 1.25% of Sterling's core deposits (excluding all time deposits)

Transaction Summary Significant scale to compete in the greater NYC market Top 10 market position among in-market regional banks Compelling opportunity to realize cost savings and materially improve operating efficiency Growth and cross-sell opportunities Leverages small-to-middle market commercial lending expertise with relationship-based distribution strategy Diversifies loan portfolio and revenue mix and enhances loan origination capabilities Maintains strong liquidity profile and capital position Attractive financial returns for shareholders Management expertise minimizes execution risk 14

Additional Information for Stockholders In connection with the proposed merger, Provident will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Provident and Sterling and a prospectus of Provident, as well as other relevant documents concerning the proposed transaction. Sterling will mail the joint proxy statement/prospectus to its stockholders. SHAREHOLDERS OF PROVIDENT AND STERLING ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other filings containing information about Provident and Sterling at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus (when available) and the other filings may also be obtained free of charge at Provident’s website at www.providentbanking.com under the tab “Investor Relations,” and then under the heading “SEC Filings” or at Sterling’s website at www.snb.com under the tab “Investor Relations,” and then under the heading “SEC Filings.” Provident, Sterling and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Provident and Sterling’s shareholders in connection with the proposed merger. Information about the directors and executive officers of Provident and their ownership of Provident common stock is set forth in the proxy statement for Provident’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on January 10, 2013. Information about the directors and executive officers of Sterling and their ownership of Sterling common stock is set forth in the proxy statement for Sterling’s 2012 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 3, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. 15